UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

current report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

SELECT MEDICAL HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34465	20-1764048
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices)  (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEM	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether either registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if either registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 30, 2026, Select Medical Holdings Corporation (the “Company”) issued a press release announcing its financial results for its first quarter ended March 31, 2026 (the “Press Release”). A copy of the Press Release and the attached financial schedules are attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April, 28 2026, the Human Capital and Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved the deferral of the scheduled vesting dates of certain previously granted equity awards held by Robert A. Ortenzio, our Executive Chairman and Co-Founder, and Martin F. Jackson, our Senior Executive Vice President, Strategic Finance and Operations. The equity awards subject to the Compensation Committee’s action were granted under the Company’s 2020 Equity Incentive Plan on the dates set forth below. Pursuant to the Compensation Committee’s action, the scheduled vesting dates of the following tranches of such equity awards were each delayed by one year, in each case subject to the applicable individual’s continued service with the Company through the applicable deferred vesting date:

Name	Shares	Original Grant Date	Original Vesting Date	Deferred Vesting Date
Robert A. Ortenzio	51,111	April 30, 2024	April 30, 2026	April 30, 2027
	83,333	July 29, 2025	July 29, 2026	July 29, 2027
	55,556	August 1, 2023	August 1, 2026	August 1, 2027
Martin F. Jackson	30,667	April 30, 2024	April 30, 2026	April 30, 2027
	50,000	July 29, 2025	July 29, 2026	July 29, 2027
	33,334	August 1, 2023	August 1, 2026	August 1, 2027

Item 8.01	Other Events

Dividend Declaration

On April 29, 2026, the Company’s board of directors declared a cash dividend of $0.0625 per share. The dividend will be payable on or about May 28, 2026 to stockholders of record as of the close of business on May 14, 2026.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 30, 2026, announcing financial results for the first quarter ended March 31, 2026 and cash dividend.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION

Date: April 30, 2026	By:	/s/ John F. Duggan
John F. Duggan
Executive Vice President, General Counsel and Secretary